EXECUTION COPY
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
          FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of October 27, 2009, by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), GENERAL MARITIME SUBSIDIARY CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
W I T N E S S E T H :
          WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 20, 2008 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and
          WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;
          NOW, THEREFORE, it is agreed:
I. Waiver
          Notwithstanding anything to the contrary in the Credit Agreement, the Lenders hereby waive the Event of Default caused by the Borrower’s failure to meet the minimum cash balance requirement set forth in Section 9.07 of the Credit Agreement for the period beginning on September 30, 2009 and ending on October 2, 2009.
     II. Amendments to Credit Agreement.
     1. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:
     “Additional Mortgaged Vessel” shall have the meaning specified in Section 13.22.
     “First Amendment” shall mean the First Amendment to this Agreement, dated as of October 27, 2009.
     “First Amendment Effective Date” shall have the meaning provided in the First Amendment.
     “Senior Unsecured Note Documents” shall mean the Senior Unsecured Note Indenture, the Senior Unsecured Notes and the guarantees delivered in connection with the Senior Unsecured Notes, as the same may be amended, restated, supplemented, waived and/or otherwise modified from time to time in accordance with the terms thereof and of this Agreement.
     “Senior Unsecured Note Indenture” shall mean the indenture entered into by the Parent and certain of its Subsidiaries in connection with the issuance of the Senior Unsecured Notes, as the same may be amended, restated, supplemented, waived and/or otherwise modified from time to time in accordance the terms thereof and of this Agreement.
     “Senior Unsecured Notes” shall mean the senior notes of the Parent issued and sold pursuant to the Senior Unsecured Note Indenture.
     2. The definition of “Applicable Margin” appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:
     “Applicable Margin” shall mean a percentage per annum equal to (x) prior to the First Amendment Effective Date, 1.00% and (y) from and after the First Amendment Effective Date, 2.50%.
     3. The definition of “Credit Event” appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:
     “Credit Event” shall mean the making of any Loan or the issuance of any Letter of Credit.
     4. The definition of “Eurodollar Rate” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “Telerate page 3750 (British Bankers’ Association Interest Settlement Rates) (or such other page as may replace such page 3750 on such system or on any other system of the information vendor for the time being designated by the British Bankers’ Association to calculate the BBA Interest Settlement Rate (as defined in the British Bankers’ Association’s Recommended Terms and Conditions dated August 1985))” appearing in such Section and inserting the text “Reuters LIBOR 01 Page (or any successor or substitute page of such service, or any successor or substitute for such service, as determined by the Administrative Agent from time to time for purposes of providing quotation of interest rates applicable to Dollar deposits in the London inter-bank market)” in lieu thereof.
     5. Section 4.02(b) of the Credit Agreement is hereby amended by deleting the table appearing in such Section in its entirety and inserting the following new table in lieu thereof:

Scheduled Commitment Reduction Date	Amount
February 24, 2009	$50,062,500
First Amendment Effective Date	$100,125,000
April 26, 2011	$50,062,500
October 26, 2011	$50,062,500
April 26, 2012	$50,062,500
Maturity Date	$599,625,000

     6. Section 8.01(c) of the Credit Agreement is hereby restated in its entirety as follows:
     “(c) Appraisal Reports. Together with delivery of the financial statements described in (x) Section 8.01(a) for the second fiscal quarter of each fiscal year and (y) Section 8.01(b) for each fiscal year, and at any other time within 33 days of the written request of the Administrative Agent, appraisal reports dated within 30 days of the delivery date in form and substance and from independent appraisers reasonably satisfactory to the Administrative Agent, stating the then current fair market value of each of the Mortgaged Vessels on an individual charter-free basis. All such appraisals shall be conducted by, and made at the expense of, the Borrower (it being understood that the Administrative Agent may and, at the request of the Required Lenders, shall, upon notice to the Borrower, obtain such appraisals and that the cost of all such appraisals will be for the account of the Borrower); provided that, unless an Event of Default shall then be continuing, in no event shall the Borrower be required to pay for more than three appraisal reports obtained pursuant to this Section 8.01(c) in any single fiscal year of the Borrower, with the cost of any such reports in excess thereof to be paid by the Lenders on a pro rata basis.”
     7. Section 8 of the Credit Agreement is hereby further amended by inserting the following new Section 8.15 in the appropriate order:
     “8.15 Guarantees. The Parent will cause each of its Subsidiaries that guarantees the Senior Unsecured Notes to guarantee the Obligations.”
     8. Section 9.01 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end of such Section:
“Notwithstanding the foregoing, the Parent will not and will not permit its Subsidiaries to suffer to exist any Lien (other than Permitted Liens and Liens existing on the First Amendment Effective Date which are discharged no later than the seventh Business Day after the First Amendment Effective Date) on the Additional Mortgaged Vessels until any non-compliance with Section 9.09 which may exist on the First Amendment Effective Date is cured.”
     9. Section 9.03 of the Credit Agreement is hereby amended by (x) inserting the word “and” immediately after the semicolon appearing at the end of clause (ii) of such Section, (y) deleting the text “$0.50” and “; and” appearing in clause (iii)(D) of such Section and inserting the text “$0.125” and “.”, respectively, in lieu thereof, and (z) deleting clause (iv) of such Section in its entirety.
     10. Section 9.04(b) of the Credit Agreement is hereby amended by (x) deleting the text “and” appearing at the end of clause (i) of said Section and inserting a comma in lieu thereof, (y) deleting the period (“.”) appearing at the end of clause (ii) of said Section and inserting the word “and” in lieu thereof and (z) inserting the following new clause (iii) immediately following clause (ii) of said Section:

     “(iii) Indebtedness consisting of guarantees of the Subsidiary Guarantors (and any additional Subsidiary that becomes a Subsidiary Guarantor after the First Amendment Effective Date) of the Senior Unsecured Notes in an aggregate principal amount not to exceed at any one time outstanding the aggregate principal amount thereof on the First Amendment Effective Date.”
     11. Section 9.08 of the Credit Agreement is hereby restated in its entirety as follows:
     “9.08 Net Debt to EBITDA Ratio. The Parent will not permit the Net Debt to EBITDA Ratio on the last day of each fiscal quarter to be greater than the ratio set forth opposite such fiscal quarter:

FISCAL QUARTER ENDING	NET DEBT TO EBITDA RATIO
September 30, 2009	5.50 to 1
December 31, 2009	6.50 to 1
March 31, 2010	6.50 to 1
June 30, 2010	6.50 to 1
September 30, 2010	6.50 to 1
December 31, 2010	6.00 to 1
March 31, 2011	6.00 to 1
June 30, 2011	6.00 to 1
September 30, 2011	6.00 to 1
December 31, 2011 and on the last day of each fiscal quarter thereafter	5.50 to 1
     12. Section 9 of the Credit Agreement is hereby further amended by inserting the following new Section 9.14 in the appropriate order:
     “9.14 Voluntary Prepayments, Etc. of Senior Unsecured Notes. (a) The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, voluntarily prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner the Senior Unsecured Notes.
     (b) The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, amend, modify or change any term or condition of the Senior Unsecured Notes, including, but not limited to the Senior Unsecured Note Documents (other than any such amendment, modification, waiver or other change to any of the terms of the Senior Unsecured Note Documents that does not require the consent of the noteholders and is not adverse to the interests of the Lenders).”
     13. Section 13 of the Credit Agreement is hereby amended by inserting the following new Section 13.22 in the appropriate order:

     “13.22 Additional Mortgaged Vessels. On or after the First Amendment Effective Date the Borrower shall have the right to cause one or more of the Vessels listed on Schedule XIII (each Vessel listed on Schedule XIII, an “Additional Mortgaged Vessel”) to constitute a “Mortgaged Vessel” provided that each of the following with respect to such Additional Mortgaged Vessel is satisfied to the reasonable satisfaction of the Collateral Agent:
     (i) the Subsidiary of the Borrower that owns such Additional Mortgaged Vessel shall have (w) duly authorized, executed and delivered, and caused to be recorded in the appropriate vessel registry a Vessel Mortgage with respect to such Additional Mortgaged Vessel substantially in the form of Exhibit I-1 or I-2 or such other form mutually acceptable to the Borrower and the Administrative Agent, as applicable, and such Vessel Mortgage shall be effective to create in favor of the Collateral Agent a legal, valid and enforceable first priority security interest in, and lien upon, such Additional Mortgaged Vessel, subject only to Permitted Liens, (x) duly authorized, executed and delivered an Assignment of Earnings and an Assignment of Insurances, together covering all of such Subsidiary’s present and future Earnings and Insurance Collateral, in each case together with proper Financing Statements (Form UCC-1) and certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, as required by the Credit Agreement, (y) executed and delivered to the Administrative Agent, and, if applicable, caused the Subsidiary which directly owns the stock of it to the extent not a Credit Party to execute and deliver, a counterpart of the Pledge Agreement (including any supplemental agreement required to give effect to such security interests purported to be created by the Pledge Agreement under applicable local law) and the Subsidiaries Guaranty to the extent that it is not a Credit Party (and has not otherwise executed and delivered the documents described below in clause (ii)) and (z) delivered all documentation (including, without limitation, opinions of counsel, corporate documents and proceedings and officer’s certificates) as such Subsidiary would have been required to deliver pursuant to Section 5 had such Additional Mortgaged Vessel been a Mortgaged Vessel on the Initial Borrowing Date.
     (ii) each Subsidiary of the Borrower which owns any direct or indirect interest in the Subsidiary that owns such Additional Mortgaged Vessel shall have executed and delivered a counterpart to the Subsidiaries Guaranty and the Pledge Agreement (or, if requested by the Administrative Agent, a joinder agreement in respect of the Subsidiaries Guaranty and the Pledge Agreement) and, in connection therewith, shall promptly execute and deliver all further instruments, and take all further action, that the Administrative Agent may reasonably require (including, without limitation, corporate documents and proceedings, officers’ certificates, resolutions, good standing certificates and opinions of counsel, in each case to the reasonable satisfaction of the Administrative Agent, as well as appraisals and all necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the granting of Liens under the Credit Documents);
     (iii) the Administrative Agent shall have received opinions from counsel satisfactory to the Administrative Agent, which shall (x) be addressed to the Administrative Agent and each of the Lenders, (y) be in form and substance reasonably acceptable to the Administrative Agent and (z) cover the perfection of the security interests granted in the such Additional Mortgaged Vessel pursuant to the Vessel Mortgage and such other matters incidental thereto as the Administrative Agent may reasonably request; and
     (iv) with respect to each Additional Mortgaged Vessel, the Administrative Agent shall have received (w) certificates of ownership from appropriate authorities showing (or confirmation updating previously reviewed certificates and indicating) the registered ownership of such Additional Mortgaged Vessel by the relevant Subsidiary Guarantor, (x) the results of maritime registry searches with respect to such Additional Mortgaged Vessel, indicating no record liens other than Liens in favor of the Collateral Agent and/or the Lenders and Permitted Liens, (y) class certificates from a classification society listed on Schedule X to the Credit Agreement or another classification society reasonably acceptable to the Collateral Agent, indicating that such Additional Mortgaged Vessel meets the criteria specified in Section 7.24, and (z) a report, in form and scope reasonably satisfactory to the Administrative Agent, from a firm of independent marine insurance brokers reasonably acceptable to the Administrative Agent with respect to the insurance maintained by the Credit Parties in respect of such Additional Mortgaged Vessel, together with a certificate from such broker certifying that such insurances are placed with such insurance companies and/or underwriters and/or clubs, in such amounts, against such risks, and in such form, as are customarily insured against by similarly situated insureds for the protection of the Administrative Agent, the Collateral Agent and/or the Lenders as mortgagee and (ii) conform with the insurance requirements of such Additional Vessel Mortgage.
     Upon the satisfaction of each of the foregoing with respect to such Additional Mortgaged Vessel to the reasonable satisfaction of the Collateral Agent, such Additional Mortgaged Vessel shall constitute a “Mortgaged Vessel” for purposes of this Agreement.”
     14. The Credit Agreement is hereby further amended by adding a new Schedule XIII to the Credit Agreement in the form of Schedule XIII attached hereto.
     15. The Lenders agree than any non-compliance with Section 9.09 of the Credit Agreement indicated by the appraisal reports delivered pursuant to Section 6(vi) of Part III of the First Amendment shall not constitute a Default or Event of Default until the 60th day after the First Amendment Effective Date; provided that a Credit Event shall not be permitted until such non-compliance is cured.
III. Miscellaneous Provisions.
          1. In order to induce the Lenders to enter into this First Amendment, the Parent and the Borrower hereby represent and warrant that (i) no Default or Event of Default exists as of the Waiver Effective Date (as defined herein) and the First Amendment Effective Date (as defined herein) before (except as provided in Part I hereof) or after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the

Waiver Effective Date and the First Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the Waiver Effective Date and the First Amendment Effective Date, respectively (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          2. This First Amendment and the waiver set forth herein are limited precisely as written and shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Credit Document.
          3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of any executed counterpart of this First Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.
          4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
          5. Part I of this First Amendment shall become effective on the date (the “Waiver Effective Date”) when the Parent, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Binoy Dharia (facsimile number: 212-354-8113 / e-mail address: bdharia@whitecase.com).
          6. Part II of this First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (i) the Parent, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Binoy Dharia (facsimile number: 212-354-8113 / e-mail address: bdharia@whitecase.com);
     (ii) the Parent shall have issued the Senior Unsecured Notes which shall (w) be unsecured, (x) be issued on or before November 30, 2009 and mature no earlier than November 30, 2014, (y) be in an aggregate principal amount equal to or greater than

$230,000,000 and (z) have terms and conditions which are reasonably satisfactory to the Administrative Agent;
     (iii) the Parent shall have delivered to the Administrative Agent a copy of each of the Senior Unsecured Note Documents, certified as true and correct by the chairman of the board, the chief executive officer, the president or any vice president of the Parent;
     (iv) each Subsidiary of Parent that has guaranteed the Senior Unsecured Notes, to the extent not already a Subsidiary Guarantor, shall have delivered all documentation (including, without limitation, opinions of counsel, corporate documents and proceedings and officer’s certificates) as such Subsidiary would have been required to deliver pursuant to Section 5 of the Credit Agreement had such Subsidiary been a Subsidiary Guarantor on the Initial Borrowing Date;
     (v) the Parent shall have delivered to the Administrative Agent an officer’s certificate pursuant to Section 9.04(a), certifying that the issuance of the Senior Unsecured Notes satisfies the requirements of Section 9.04(a);
     (vi) the Borrower shall have delivered appraisal reports dated within 30 days of the delivery date in form and substance and from independent appraisers reasonably satisfactory to the Administrative Agent, stating the then current fair market value of each Mortgaged Vessel and each Additional Mortgaged Vessel on an individual charter-free basis;
     (vii) the Borrower shall have paid to the Administrative Agent for distribution to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 12:00 P.M. (New York City time) on October 27, 2009, a non-refundable cash fee in Dollars in an amount equal to 10 basis points (0.10%) of the Commitments of such Lender outstanding on the First Amendment Effective Date (immediately prior to the occurrence thereof); and
     (viii) the Borrower shall have paid to the Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then due.
          7. From and after each of the Waiver Effective Date and the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Waiver Effective Date and on the First Amendment Effective Date, as applicable.
*  *  *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

GENERAL MARITIME CORPORATION
By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Executive Vice President

GENERAL MARITIME SUBSIDIARY CORPORATION
By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent and Collateral Agent
By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	Vice President

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

          By executing and delivering a copy hereof, each Subsidiary Guarantor hereby acknowledges and agrees that all Guaranteed Obligations of the Subsidiary Guarantors shall be fully guaranteed pursuant to the Subsidiaries Guaranty and shall be fully secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof. Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.
Acknowledged and Agreed by:
GMR DAPHNE LLC,
GMR AGAMEMNON LLC,
GMR AJAX LLC,
GMR ALEXANDRA LLC,
GMR ARGUS LLC,
GMR CONSTANTINE LLC,
GMR DEFIANCE LLC,
GMR GEORGE T. LLC,
GMR GULF LLC,
GMR HARRIET G. LLC,
GMR HOPE LLC,
GMR HORN LLC,
GMR KARA G. LLC,
GMR MINOTAUR LLC,
GMR ORION LLC,
GMR PHOENIX LLC,
GMR PRINCESS LLC,
GMR PROGRESS LLC,
GMR REVENGE LLC,
GMR SPYRIDON LLC,
GMR ST. NIKOLAS LLC,
GMR STRENGTH LLC,
        as Subsidiary Guarantors

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Manager

GMR ADMINISTRATION CORP., as Subsidiary Guarantor
By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Director, Vice President and Treasurer

GENERAL MARITIME MANAGEMENT LLC, as Subsidiary Guarantor
By:	/s/ Milton H. Gonzales
	Name:	Milton H. Gonzales
	Title:	Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH as Lender

By:	/s/ Andrew McKuin
	Name:	Andrew McKuin
	Title:	Vice President

By:	/s/ Alex Aupoix
	Name:	Alex Aupoix
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:
Commerzbank Aktiengesellschaft, Filiale Luxemburg (in its capacity as legal successor of Dresdner Bank AG, Niederlassung Luxemburg) as LENDER

By:	/s/ Yvonne Trierweiler
	Name:	Yvonne Trierweiler
Title:

By:	/s/ Bianca Bahn
	Name:	Bianca Bahn
	Title:	-Analyst-

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:

Bank of Scotland Plc

By:	/s/ Martin Strevens
	Name:	Martin Strevens
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:

DANISH SHIP FINANCE A/S (DANMARKS SKIBSKREDIT A/S)

By:	/s/ Denis Donbo
	Name:	Denis Donbo
	Title:	SVP

By:	/s/ Ole Staergaard
	Name:	Ole Staergaard
	Title:	Senior Relationship Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NATIXIS

By:	/s/ Michel DEGERMANN
	Name:	Michel DEGERMANN
	Title:	Head of Shipping Finance

By:	/s/ A. Desticourt
	Name:	A. Desticourt
	Title:	Middle Officer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Lloyds TSB Bank plc
By:	/s/ Shelley Morrison
	Name:	Shelley Morrison
	Title:	Associate Director

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Allied Irish Banks p.l.c.
By:	/s/ Tony Merna
	Name:	Tony Merna
	Title:	Manager

By:	/s/ Philip Ashbrook
	Name:	Philip Ashbrook
	Title:	Head of Structured Finance, London

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:
Skandinaviska Enskilda Banken AB (publ)
By:
Name:
Title:

By:	/s/ Egil Aarrestad
	Name:	Egil Aarrestad
	Title:	Senior Client Executive

Simon Wakefield
Global Head of Acquisition Finance

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:
[LENDER]
By:	/s/ Simon Booth
	Name:	Simon Booth
	Title:	Managing Director
Citibank N.A.

By:
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:

DnB NOR Bank ASA
By:	/s/ Nikolai A. Nachamkin
	Name:	Nikolai A. Nachamkin
	Title:	Senior Vice President

By:	/s/ Giacomo Landi
	Name:	Giacomo Landi
	Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: FORTIS CAPITAL CORP.

By:	/s/ K. De Lathouwer
	Name:	K. De Lathouwer
	Title:	Director

By:	/s/ Kevin O’Hara
	Name:	Kevin O’Hara
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ WILLIAM GINN
	Name:	WILLIAM GINN
	Title:	EXECUTIVE DIRECTOR

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Adrian Meadows
	Name:	Adrian Meadows
	Title:	Director, Transaction & Portfolio Management

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC

By:	/s/ Mark McCarthy
	Name:	Mark McCarthy
	Title:	Head of Shipping

By:
Name:
Title:

SCHEDULE XIII
Additional Mortgaged Vessels

Vessel	Design	Deadweight	Year Built	Official #	Owner
Stena Victory	VLCC	314,000	2001	9205093	Victory Ltd.

Stena Vision	VLCC	314,000	2001	9205081	Vision Ltd.

Stena Companion	Panamax	72,000	2004	9255933	Companion Ltd.

Stena Compatriot	Panamax	72,000	2004	9255945	Compatriot Ltd.

Stena Concord	Handymax	47,400	2004	9399923	Concord Ltd.

Stena Consul	Handymax	47,400	2004	9258612	Consul Ltd.

Stena Concept	Handymax	47,400	2005	9272204	Concept Ltd.

Stena Contest	Handymax	47,400	2005	9272199	Contest Ltd.

Genmar Electra	Aframax	104,000	2002	9233313	GMR Electra LLC